QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

        The undersigned, the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer of TransMontaigne GP L.L.C., a Delaware limited liability company and general partner of TransMontaigne Partners L.P. (the "Company"), hereby certifies that, to his knowledge on the date hereof:

  (a)
  the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended September 30, 2007, filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (b)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ RANDALL J. LARSON Randall J. Larson Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer November 7, 2007

QuickLinks

Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)